Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Catherine Dunleavy, Chief Operating Officer and Chief Financial Officer of Olaplex Holdings, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2025	By:	/s/ Catherine Dunleavy
Catherine Dunleavy
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)